Exhibit 99.1

Pending Legal Actions before the Federal Mine Safety and Health Review Commission

Mine Name	Docket Number
#1 Prep Plant (Sidney)	KENT 2008-48
#1 Prep Plant (Sidney)	KENT 2008-757
#1 Prep Plant (Sidney)	KENT 2008-862
#1 Prep Plant (Sidney)	KENT 2009-1499
#1 Prep Plant (Sidney)	KENT 2010-313
#1 Prep Plant (Sidney)	KENT 2010-352
#1 Prep Plant (Sidney)	KENT 2010-353
#1 Prep Plant (Sidney)	KENT 2010-551
Alex Energy Inc.	N/A
Allegiance Mine	WEVA 2008-756
Allegiance Mine	WEVA 2008-1286
Allegiance Mine	WEVA 2008-1844
Allegiance Mine	WEVA 2009-474
Allegiance Mine	WEVA 2009-475
Allegiance Mine	WEVA 2009-645
Allegiance Mine	WEVA 2009-646
Allegiance Mine	WEVA 2009-819
Allegiance Mine	WEVA 2009-971
Allegiance Mine	WEVA 2009-1069
Allegiance Mine	WEVA 2009-1277
Allegiance Mine	WEVA 2009-1427
Allegiance Mine	WEVA 2009-1657
Allegiance Mine	WEVA 2009-1658
Allegiance Mine	WEVA 2010-330
Allegiance Mine	WEVA 2010-456
Allegiance Mine	WEVA 2010-584
Allegiance Mine	WEVA 2010-968
Allegiance Mine	WEVA 2010-841
Allen Powellton Mine	WEVA 2008-717
Allen Powellton Mine	WEVA 2009-270
Allen Powellton Mine	WEVA 2009-271
Allen Powellton Mine	WEVA 2009-631
Allen Powellton Mine	WEVA 2009-910
Allen Powellton Mine	WEVA 2009-1054
Allen Powellton Mine	WEVA 2009-1422
Aracoma Alma Mine #1	WEVA 2010-267
Aracoma Alma Mine #1	N/A
Aracoma Alma Mine #1	WEVA 2009-1944 WEVA 2009-1377-R WEVA 2009-1378-R
Aracoma Alma Mine #1	N/A
Bent Branch Energy Co Mine No 1	KENT 2010-132
Black Castle Mining Co	WEVA 2008-1370
Black Castle Mining Co	WEVA 2009-681
Black Castle Mining Co	WEVA 2009-851
Black Castle Mining Co	WEVA 2009 -1453
Black Castle Mining Co	WEVA 2009-1581
Black Castle Mining Co	WEVA 2009-1717
Black Castle Mining Co	WEVA 2007-421 WEVA 2007-288
Black King I North Portal	WEVA 2008-112
Black King I North Portal	WEVA 2008-915
Black King I North Portal	WEVA 2008-1101
Black King I North Portal	WEVA 2008-1102
Black King I North Portal	WEVA 2008-1302
Black King I North Portal	WEVA 2008-1541
Black King I North Portal	WEVA 2009-110
Black King I North Portal	WEVA 2009-615
Black King I North Portal	WEVA 2009-781
Black King I North Portal	WEVA 2009-1293
Black King I North Portal	WEVA2009-1486 (including contests WEVA2009-1189R - 1243R)
Black Knight II	WEVA 2008-1116
Black Knight II	WEVA 2008-1336
Black Knight II	WEVA 2008-1538
Black Knight II	WEVA 2009-93
Black Knight II	WEVA 2009-94
Black Knight II	WEVA 2009-479
Black Knight II	WEVA 2009-480
Black Knight II	WEVA 2009-616
Black Knight II	WEVA 2009-617
Black Knight II	WEVA 2009-804
Black Knight II	WEVA 2009-1114
Black Knight II	WEVA 2009-1298
Black Knight II	WEVA 2009-1515
Black Knight II	WEVA 2008-1539
Blue Pennant Transfer	WEVA 2009-1538
Brushy Eagle	WEVA 2008-1128
Brushy Eagle	WEVA 2009-268
Brushy Eagle	WEVA 2009-459
Brushy Eagle	WEVA 2009-625
Brushy Eagle	WEVA 2009-718
Brushy Eagle	WEVA 2009-903
Brushy Eagle	WEVA 2009-1046
Brushy Eagle	WEVA 2009-1421
Brushy Eagle	WEVA 2010-196
Camp Branch Mine	WEVA 2008-1350
Camp Branch Mine	WEVA 2007-774
Camp Branch Mine	WEVA 2008-938
Camp Branch Mine	WEVA 2008-1152
Camp Branch Mine	WEVA 2008-1326
Camp Branch Mine	WEVA 2009-694
Camp Branch Mine	WEVA 2009-695
Castle East Portal	WEVA 2008-434
Castle East Portal	WEVA 2008-555
Castle East Portal	WEVA 2008-1303
Castle East Portal	WEVA 2008-1537
Castle East Portal	WEVA 2009-32
Castle Mine	WEVA 2008-382
Castle Mine	WEVA 2008-1103
Castle Mine	WEVA 2008-1306
Castle Mine	WEVA 2008-1545
Castle Mine	WEVA 2008-1547
Castle Mine	WEVA 2009-511
Castle Mine	WEVA 2009-583
Castle Mine	WEVA 2009-826
Castle Mine	WEVA 2009-1112
Castle Mine	WEVA 2009-1305
Castle Mine	WEVA 2009-1572
Castle Mine	WEVA 2009-1764
Castle Mine	WEVA 2010-503
Chess Processing	WEVA 2009-477
Chess Processing	WEVA 2009-476
Chess Processing	WEVA 2009-598
Chess Processing	WEVA 2009-776
Chesterfield Prep Plant	WEVA 2008-1277
Chesterfield Prep Plant	WEVA 2009-395
Chesterfield Prep Plant	WEVA 2009-472
Chesterfield Prep Plant	WEVA 2009-473
Chesterfield Prep Plant	WEVA 2009-1315
Chesterfield Prep Plant	WEVA 2009-1800
Coon Cedar Grove Mine	WEVA 2008-720
Coon Cedar Grove Mine	WEVA 2008-1126
Coon Cedar Grove Mine	WEVA 2008-1187
Coon Cedar Grove Mine	WEVA 2008-1639
Coon Cedar Grove Mine	WEVA 2009-627
Coon Cedar Grove Mine	WEVA 2009-628
Coon Cedar Grove Mine	WEVA 2009-907
Coon Cedar Grove Mine	WEVA 2009-1425
Delbarton Preparation Plant	WEVA 2008-309
Delbarton Preparation Plant	WEVA 2008-1052
Delbarton Preparation Plant	WEVA 2008-1053
Delbarton Preparation Plant	WEVA 2008-1317
Delbarton Preparation Plant	WEVA 2009-162
Diamond Energy	WEVA 2008-704
Diamond Energy	WEVA 2008-1334
Diamond Energy	WEVA 2008-1750
Diamond Energy	WEVA 2009-149
Diamond Energy	WEVA 2009-150
Diamond Energy	WEVA 2009-340
Diamond Energy	WEVA 2009-341
Diamond Energy	WEVA 2009-494
Diamond Energy	WEVA 2009-713
Diamond Energy	WEVA 2009-714
Diamond Energy	WEVA 2009-1268
Diamond Energy	WEVA 2009-1458
Diamond Energy	WEVA 2009-1535
Diamond Energy	WEVA 2009-1641
Diamond Energy	WEVA 2010-858
Edwight Surface Mine	WEVA 2009-662
Edwight Surface Mine	WEVA 2008-1776
Edwight Surface Mine	WEVA 2009-1644
Elk Run Contractor	WEVA 2009-1486 (including contests WEVA 2009-1189R through 1243R)
Emily Creek Energy	KENT 2010-1495
Fraley Branch Surface Mine	KENT 2008-442
Fraley Branch Surface Mine	KENT 2008-443
Fraley Branch Surface Mine	KENT 2008-552
Fraley Branch Surface Mine	KENT 2008-1439
Fraley Branch Surface Mine	KENT 2009-903
Fraley Branch Surface Mine	KENT 2010-55
Fraley Branch Surface Mine	KENT 2009-1472
Freeze Fork Surface Mine	WEVA 2008-468
Freeze Fork Surface Mine	WEVA 2008-469
Freeze Fork Surface Mine	WEVA 2008-618
Freeze Fork Surface Mine	WEVA 2008-1250
Freeze Fork Surface Mine	WEVA 2009-110
Freeze Fork Surface Mine	WEVA 2009-688
Freeze Fork Surface Mine	WEVA 2009-689
Freeze Fork Surface Mine	WEVA 2009-935
Freeze Fork Surface Mine	WEVA 2009-1121
Freeze Fork Surface Mine	WEVA 2009-1497
Freeze Fork Surface Mine	WEVA 2009-829; WEVA 2008-727-R thru 2008-729-R
Grassy Creek No 1	WEVA 2008-1470
Grassy Creek No 1	WEVA 2009-258
Grassy Creek No 1	WEVA 2009-360
Grassy Creek No 1	WEVA 2009-361
Grassy Creek No 1	WEVA 2009-362
Grassy Creek No 1	WEVA 2009-478
Grassy Creek No 1	WEVA 2009-668
Grassy Creek No 1	WEVA 2009-1162
Grassy Creek No 1	WEVA 2009-1314
Grassy Creek No 1	WEVA 2009-1383
Grassy Creek No 1	WEVA 2009-1559
Grassy Creek No 1	WEVA 2009-1709
Grassy Creek No 1	WEVA 2009-1809
Green Valley Trucking	WEVA 2008-1122
Hatfield Energy Mine	WEVA 2009-1536
Hatfield Energy Mine	WEVA 2009-1619
Highland Coal Handling Facility	WEVA 2008-1160
Highland Coal Handling Facility	WEVA 2008-1607
Highland Coal Handling Facility	WEVA 2009-1037
Homer III Processing	WEVA 2008-1894
Homer III Processing	WEVA 2009-1435
Hominy Creek Mine	WEVA 2009-670
Hominy Creek Mine	WEVA 2009-1166
Horse Creek Eagle	WEVA 2008-719
Horse Creek Eagle	WEVA 2008-1130
Horse Creek Eagle	WEVA 2008-1460
Horse Creek Eagle	WEVA 2009-630
Horse Creek Eagle	WEVA 2009-1053
Horse Creek Eagle	WEVA 2009-1426
Horse Creek Eagle	WEVA 2010-517
Horse Creek Eagle	WEVA 2009-1308 WEVA 2009-1309
Horse Creek Eagle	N/A
Hunter Peerless Mine	WEVA 2009-1505
Hunter Peerless Mine	WEVA 2009-1582
Jerry Fork Eagle	WEVA 2008-505
Jerry Fork Eagle	WEVA 2008-1124
Jerry Fork Eagle	WEVA 2008-1481
Jerry Fork Eagle	WEVA 2008-1858
Jerry Fork Eagle	WEVA 2008-1786
Jerry Fork Eagle	WEVA 2009-246
Jerry Fork Eagle	WEVA 2009-587
Jerry Fork Eagle	WEVA 2009-588
Jerry Fork Eagle	WEVA 2009-1336
Jerry Fork Eagle	WEVA 2009-955
Jerry Fork Eagle	WEVA 2009-1127
Jerry Fork Eagle	WEVA 2009-1549
Justice #1	WEVA 2007-582
Justice #1	WEVA 2008-1288
Justice #1	WEVA 2008-1848
Justice #1	WEVA 2009-290
Justice #1	WEVA 2009-291
Justice #1	WEVA 2009-470
Justice #1	WEVA 2009-471
Justice #1	WEVA 2009-639
Justice #1	WEVA 2009-643
Justice #1	WEVA 2009-824
Justice #1	WEVA 2009-981
Justice #1	WEVA 2009-982
Justice #1	WEVA 2009-1067
Justice #1	WEVA 2009-1068
Justice #1	WEVA 2009-1275
Justice #1	WEVA 2009-1276
Justice #1	WEVA 2009-1465
Justice #1	WEVA 2009-1649
Justice #1	WEVA 2010-697
Justice #1	WEVA 2010-836
Justice #1	N/A
Laurel Coalburg Tunnel Mine	WEVA 2009-855
Laurel Creek/Spirit Mine	WEVA 2007-663
Laurel Creek/Spirit Mine	WEVA 2007-664
Liberty Processing	WEVA 2008-1820
Liberty Processing	WEVA 2009-822
Liberty Processing	WEVA 2009-823
Liberty Processing	WEVA 2009-969
Liberty Processing	WEVA 2009-1645
Long Fork Preparation Plant	KENT 2009-375
Long Fork Preparation Plant	KENT 2009-374
Long Fork Preparation Plant	KENT 2008-633
Long Fork Preparation Plant	KENT 2008-1011
Long Fork Preparation Plant	KENT 2009-180
Long Fork Preparation Plant	KENT 2009-1339
Long Fork Preparation Plant	KENT 2010-30
Long Fork Preparation Plant	KENT 2010-31
Long Fork Preparation Plant	KENT 2010-169
Long Fork Preparation Plant	KENT 2010-526
Long Fork Preparation Plant	KENT 2010-880
Long Fork Preparation Plant	KENT 2010-1162
Long Pole Energy Mine	KENT 2010-131
Love Branch Mine	KENT 2008-1012
Love Branch Mine	KENT 2008-1013
Love Branch Mine	KENT 2008-1268
Love Branch Mine	KENT 2009-99
Love Branch Mine	KENT 2009-216
Love Branch Mine	KENT 2009-1035
Love Branch Mine	KENT 2009-1515
Love Branch Mine	KENT 2009-1516
Love Branch Mine	KENT 2010-66
Love Branch Mine	KENT 2010-69
Love Branch Mine	KENT 2010-195
Love Branch Mine	KENT 2010-196
Love Branch Mine	KENT 2010-354
Love Branch Mine	KENT 2010-355
Love Branch Mine	KENT 2010-384
Love Branch Mine	KENT 2010-577
Love Branch Mine	KENT 2010-720
Love Branch Mine	KENT 2010-843
Love Branch Mine	KENT 2010-963
Love Branch Mine	KENT 2010-1137
Love Branch South	KENT 2009-1523-R KENT 2009-1524-R
Love Branch South	KENT 2009-1446
Mammoth #2 Gas	WEVA 2008-1294
Mammoth #2 Gas	WEVA 2008-1653
Mammoth #2 Gas	WEVA 2008-1654
Mammoth #2 Gas	WEVA 2008-1655
Mammoth #2 Gas	WEVA 2009-1295
Mammoth #2 Gas	WEVA 2009-1296
Marfork Processing	WEVA 2009-359
Marfork Processing	WEVA 2009-904
Marfork Processing	WEVA 2009-1047
Marfork Processing	WEVA 2009-1437
Marsh Fork Mine	WEVA 2008-924
Marsh Fork Mine	WEVA 2009-269
Marsh Fork Mine	WEVA 2009-460
Marsh Fork Mine	WEVA 2009-905
Marsh Fork Mine	WEVA 2009-906
Marsh Fork Mine	WEVA 2009-1052
Marsh Fork Mine	WEVA 2009-1317
Marsh Fork Mine	WEVA 2009-1463
Marsh Fork Mine	WEVA 2010-740
Mine #1 (Clean Energy)	KENT 2009-566
Mine #1 (Clean Energy)	KENT 2008-190
Mine #1 (Clean Energy)	KENT 2008-383
Mine #1 (Clean Energy)	KENT 2008-498
Mine #1 (Clean Energy)	KENT 2008-538
Mine #1 (Clean Energy)	KENT 2008-614
Mine #1 (Clean Energy)	KENT 2009-968
Mine #1 (Clean Energy)	KENT 2008-969
Mine #1 (Clean Energy)	KENT 2008-1458
Mine #1 (Clean Energy)	KENT 2008-1529
Mine #1 (Clean Energy)	KENT 2009-102
Mine #1 (Clean Energy)	KENT 2009-395
Mine #1 (Clean Energy)	KENT 2009-673
Mine #1 (Clean Energy)	KENT 2009-901
Mine #1 (Clean Energy)	KENT 2009-925
Mine #1 (Clean Energy)	KENT 2009-1040
Mine #1 (Clean Energy)	KENT 2009-1102
Mine #1 (Clean Energy)	KENT 2009-1274
Mine #1 (Clean Energy)	KENT 2010-49
Mine #1 (Clean Energy)	KENT 2010-50
Mine #1 (Clean Energy)	KENT 2010-177
Mine #1 (Clean Energy)	KENT 2010-178
Mine #1 (Clean Energy)	KENT 2010-304
Mine #1 (Clean Energy)	KENT 2010-552
Mine #1 (Clean Energy)	KENT 2010-610
Mine #1 (Clean Energy)	KENT 2010-553
Mine #1 (Clean Energy)	KENT 2010-750
Mine #1 (Clean Energy)	KENT 2010-966
Mine #1 (Clean Energy)	KENT 2010-967
Mine #1 (Clean Energy)	KENT 2009-1152
Mine #1 (Clean Energy)	KENT 2009-1448
Mine #1 (Clean Energy)	KENT 2010-1168
Mine #1 (Clean Energy)	KENT 2010-1169
Mine #1 (Clean Energy)	KENT 2010-1038
Mine #1 (Freedom Energy)	KENT 2007-552
Mine #1 (Freedom Energy)	KENT 2008-365
Mine #1 (Freedom Energy)	KENT 2008-366
Mine #1 (Freedom Energy)	KENT 2008-776
Mine #1 (Freedom Energy)	KENT 2008-777
Mine #1 (Freedom Energy)	KENT 2008-778
Mine #1 (Freedom Energy)	KENT 2008-1019
Mine #1 (Freedom Energy)	KENT 2008-1020
Mine #1 (Freedom Energy)	KENT 2008-1132
Mine #1 (Freedom Energy)	KENT 2008-1133
Mine #1 (Freedom Energy)	KENT 2008-1288
Mine #1 (Freedom Energy)	KENT 2008-1287
Mine #1 (Freedom Energy)	KENT 2008-1345
Mine #1 (Freedom Energy)	KENT 2008-1399
Mine #1 (Freedom Energy)	KENT 2008-1400
Mine #1 (Freedom Energy)	KENT 2008-1503
Mine #1 (Freedom Energy)	KENT 2008-1506
Mine #1 (Freedom Energy)	KENT 2008-1531
Mine #1 (Freedom Energy)	KENT 2008-1532
Mine #1 (Freedom Energy)	KENT 2008-1605
Mine #1 (Freedom Energy)	KENT 2009-72
Mine #1 (Freedom Energy)	KENT 2009-73
Mine #1 (Freedom Energy)	KENT 2009-325
Mine #1 (Freedom Energy)	KENT 2009-326
Mine #1 (Freedom Energy)	KENT 2009-705
Mine #1 (Freedom Energy)	KENT 2009-687
Mine #1 (Freedom Energy)	KENT 2009-686
Mine #1 (Freedom Energy)	KENT 2009-670
Mine #1 (Freedom Energy)	KENT 2009-785
Mine #1 (Freedom Energy)	KENT 2009-924
Mine #1 (Freedom Energy)	KENT 2009-1146
Mine #1 (Freedom Energy)	KENT 2009-1177
Mine #1 (Freedom Energy)	KENT 2009-1198
Mine #1 (Freedom Energy)	KENT 2009-1341
Mine #1 (Freedom Energy)	KENT 2009-1371
Mine #1 (Freedom Energy)	KENT 2010-64
Mine #1 (Freedom Energy)	KENT 2010-65
Mine #1 (Freedom Energy)	KENT 2010-174
Mine #1 (Freedom Energy)	KENT 2010-358
Mine #1 (Freedom Energy)	KENT 2010-449
Mine #1 (Freedom Energy)	KENT 2010-450
Mine #1 (Freedom Energy)	KENT 2010-450
Mine #1 (Freedom Energy)	KENT 2010-450
Mine #1 (Freedom Energy)	KENT 2010-565
Mine #1 (Freedom Energy)	KENT 2010-566
Mine #1 (Freedom Energy)	KENT 2010-774
Mine #1 (Freedom Energy)	KENT 2010-775
Mine #1 (Freedom Energy)	KENT 2010-776
Mine #1 (Freedom Energy)	KENT 2010-924
Mine #1 (Freedom Energy)	KENT 2010-1069
Mine #1 (Freedom Energy)	KENT 2010-1070
Mine #1 (Freedom Energy)	KENT 2010-1175
Mine #1 (Freedom Energy)	KENT 2010-925
Mine #1 (Freedom Energy)	KENT2008-1506
Mine #1 (Freedom Energy)	KENT2008-1503
Mine #1 (Freedom Energy)	PIKE-CSI-2010-16
Mine #1 (Freedom Energy)	PIKE-CSI-2010-12 PIKE-CSI-2010-14
Mine #1 (Freedom Energy)	N/A
Mine #1 (Freedom Energy)	N/A
Mine #1 (Freedom Energy)	N/A
Mine #1 (Rockhouse Energy)	KENT 2007-75
Mine #1 (Rockhouse Energy)	KENT 2007-248
Mine #1 (Rockhouse Energy)	KENT 2007-249
Mine #1 (Rockhouse Energy)	KENT 2007-280
Mine #1 (Rockhouse Energy)	KENT 2007-1570
Mine #1 (Rockhouse Energy)	KENT 2008-411
Mine #1 (Rockhouse Energy)	KENT 2008-667
Mine #1 (Rockhouse Energy)	KENT 2008-779
Mine #1 (Rockhouse Energy)	KENT 2008-970
Mine #1 (Rockhouse Energy)	KENT 2008-1273
Mine #1 (Rockhouse Energy)	KENT 2008-1363
Mine #1 (Rockhouse Energy)	KENT 2008-1446
Mine #1 (Rockhouse Energy)	KENT 2008-1618
Mine #1 (Rockhouse Energy)	KENT 2009-534
Mine #1 (Rockhouse Energy)	KENT 2009-535
Mine #1 (Rockhouse Energy)	KENT 2009-601
Mine #1 (Rockhouse Energy)	KENT 2009-904
Mine #1 (Rockhouse Energy)	KENT 2009-812
Mine #1 (Rockhouse Energy)	KENT 2009-992
Mine #1 (Rockhouse Energy)	KENT 2009-1257
Mine #1 (Rockhouse Energy)	KENT 2009-1497
Mine #1 (Rockhouse Energy)	KENT 2010-67
Mine #1 (Rockhouse Energy)	KENT 2010-68
Mine #1 (Rockhouse Energy)	KENT 2010-191
Mine #1 (Rockhouse Energy)	KENT 2010-190
Mine #1 (Rockhouse Energy)	KENT 2010-352
Mine #1 (Rockhouse Energy)	KENT 2010-353
Mine #1 (Rockhouse Energy)	KENT 2010-429
Mine #1 (Rockhouse Energy)	KENT 2010-567
Mine #1 (Rockhouse Energy)	KENT 2010-882
Mine #1 (Rockhouse Energy)	KENT 2010-883
Mine #1 (Rockhouse Energy)	KENT 2010-1174
Mine #1 (Rockhouse Energy)	KENT 2010-1042
Mine #1 (Rockhouse Energy)	N/A
Mine #1 (Solid Energy)	KENT 2008-555
Mine #1 (Solid Energy)	KENT 2008-1131
Mine #1 (Solid Energy)	KENT 2008-1562
Mine #1 (Solid Energy)	KENT 2009-620
Mine #1 (Solid Energy)	KENT 2009-1268
Mine #1 (Solid Energy)	KENT 2010-63
Mine #1 (Solid Energy)	KENT 2010-198
Mine #1 (Solid Energy)	KENT 2010-199
Mine #1 (Solid Energy)	KENT 2010-312
Mine #1 (Solid Energy)	KENT 2010-424
Mine #1 (Solid Energy)	KENT 2010-532
Mine #1 (Solid Energy)	KENT 2010-881
Mine #1 (Solid Energy)	KENT 2010-1005
Mine #1 (Solid Energy)	KENT 2010-1165
Mine No. 1 (Osaka Mining)	VA 2009-66
Mine No. 1 (Panther Mining)	KENT 2008-1473
Mine No. 1 (Panther Mining)	KENT 2009-256
Mine No. 1 (Panther Mining)	KENT 2010-32-D
Mine No. 1 (Panther Mining)	KENT 2009-302-D
Mine No. 1 (Panther Mining)	KENT-2009-1225-D
Mine No. 1 (Panther Mining)	KENT 2009-1250-D
Mine No 1 (Stillhouse Mining)	KENT 2007-309
Mine No 2 (Big Laurel Mining)	VA 2010-292
Mine No 2 (Big Laurel Mining)	VA 2008-35
Mine No 2 (Big Laurel Mining)	VA 2008-67
Mine No 2 (Big Laurel Mining)	VA 2009-146
Mine No 2 (Big Laurel Mining)	VA 2009-233
Mine No 2 (Big Laurel Mining)	VA 2009-276
Mine No 2 (Big Laurel Mining)	VA 2008-118
Mine No 2 (Big Laurel Mining)	VA 2008-119
Mine No. 4 (Dorchester)	VA 2010-172
Mine No. 4 (Dorchester)	VA 2010-173
Mine No. 4 (Dorchester)	VA 2010-221
Mine No 4 (North Fork)	KENT 2009-1443
Mine No 4 (North Fork)	KENT 20091195
Mine No 4 (North Fork)	KENT 2009-1309
Mine No 4 (North Fork)	KENT 2009-605
Mine No 4 (North Fork)	KENT 2009-1187
Mine No 4 (North Fork)	KENT 2009-772
Mine No 4 (North Fork)	N/A
Mine No 4 (North Fork)	KENT 2009-1429D
Mine No 4 (North Fork)	KENT 2010-430-D
Mine No 4 (North Fork)	KENT 2009-1480-R, 2009-1481-R, 2009-1482-R
Mine No 5 (Guest Mountain)	VA 2010-150
Mine No 5 (Guest Mountain)	VA 2010-297
MTR Surface Mine	KENT 2010-308
MTR Surface Mine	KENT 2009-1496
New Ridge Mining Company	KENT 2010-51
No 1 (M 3 Energy)	KENT 2009-1508
No 1 (M 3 Energy)	KENT 2009-674
No 1 (M 3 Energy)	KENT 2009-675
No 1 (M 3 Energy)	KENT 2009-912
No 1 (M 3 Energy)	KENT 2009-1101
No 1 (M 3 Energy)	KENT 2009-1153
No 1 (M 3 Energy)	KENT 2009-1493
No 1 (M 3 Energy)	KENT 2009-1494
No 1 (M 3 Energy)	KENT 2010-33
No 1 (M 3 Energy)	KENT 2010-58
No 1 (M 3 Energy)	KENT 2010-59
No 1 (M 3 Energy)	KENT 2010-184
No 1 (M 3 Energy)	KENT 2010-316
No 1 (M 3 Energy)	KENT 2010-443
No 1 (M 3 Energy)	KENT 2010-556
No 1 (M 3 Energy)	KENT 2010-751
No 1 (M 3 Energy)	KENT 2010-919
No 1 (M 3 Energy)	KENT 2010-1041
No. 1 (Process Energy)	KENT 2008-1442
No. 1 (Process Energy)	KENT 2008-1443
No. 1 (Process Energy)	KENT 2009-397
No. 1 (Process Energy)	KENT 2009-369
No. 1 (Process Energy)	KENT 2009-917
No. 1 (Process Energy)	KENT 2009-1148
No. 1 (Process Energy)	KENT 2010-56
No. 1 (Process Energy)	KENT 2010-57
No. 1 (Process Energy)	KENT 2010-315
No. 1 (Process Energy)	KENT 2010-442
No. 1 (Process Energy)	KENT 2010-555
No. 1 (Process Energy)	KENT 2010-773
No. 1 (Process Energy)	KENT 2010-774
No. 1 (Process Energy)	KENT 2009-1275
No. 1 (Process Energy)	KENT 2010-1172
No. 1 (Process Energy)	KENT 2010-1040
No 1 Surface (Alex Energy)	WEVA 2008-1467
No 1 Surface (Alex Energy)	WEVA 2009-589
No 1 Surface (Alex Energy)	WEVA 2009-785
No 1 Surface (Alex Energy)	WEVA 2009-954
No 1 Surface (Alex Energy)	WEVA 2010-770
No 1 Surface (Alex Energy)	WEVA 2009-873 WEVA 2009-156-R
No 1 Surface (Alex Energy)	WEVA 2009-1666-R WEVA 2009-1667-R WEVA 2009-1668-R
No 1 Surface (Alex Energy)	N/A
No 130 Mine	WEVA 2008-1207-R thru 2008-1209-R
No 130 Mine	WEVA 2007-829
No 130 Mine	WEVA 2008-78
No 130 Mine	WEVA 2008-239
No 130 Mine	WEVA 2007-186
No 130 Mine	WEVA 2008-1649
No 130 Mine	WEVA 2008-291
No 130 Mine	WEVA 2009-147
No 130 Mine	WEVA 2009-148
No 130 Mine	WEVA 2009-852
North Surface Mine	WEVA 2009-603
North Surface Mine	WEVA 2009-604
North Surface Mine	WEVA 2009-554
North Surface Mine	WEVA 2009-555
Parker Peerless Mine	WEVA 2009-9
Parker Peerless Mine	WEVA 2009-272
Parker Peerless Mine	WEVA 2009-273
Parker Peerless Mine	WEVA 2009-453
Parker Peerless Mine	WEVA 2009-552
Parker Peerless Mine	WEVA 2009-553
Parker Peerless Mine	WEVA 2009-1381
Parker Peerless Mine	WEVA 2009-1391
Parker Peerless Mine	WEVA 2009-1438
Parker Peerless Mine	WEVA 2009-1693
Power Mountain Processing	WEVA 2008-890
Preparation Plant (Goals)	WEVA 2008-1050
Preparation Plant (Martin County)	KENT 2010-201
Preparation Plant (Stirrat)	WEVA 2008-1315
Preparation Plant (Stirrat)	WEVA 2008-1316
Preparation Plant (Stirrat)	WEVA 2009-154
Preparation Plant (Stirrat)	WEVA 2009-155
Randolph Mine	N/A
Randolph Mine	N/A
Randolph Mine	WEVA 2009-1365
Randolph Mine	WEVA 2008-1479
Randolph Mine	WEVA 2009-294
Randolph Mine	WEVA 2009-295
Randolph Mine	WEVA 2009-464
Randolph Mine	WEVA 2009-489
Randolph Mine	WEVA 2009-490
Randolph Mine	WEVA 2009-606
Randolph Mine	WEVA 2009-607
Randolph Mine	WEVA 2009-687
Randolph Mine	WEVA 2009-818
Randolph Mine	WEVA 2009-980
Randolph Mine	WEVA 2009-1051
Randolph Mine	WEVA 2009-1278
Randolph Mine	WEVA 2009-1279
Randolph Mine	WEVA 2009-1456
Randolph Mine	WEVA 2009-1655
Randolph Mine	WEVA 2009-1656
Randolph Mine	WEVA 2010-588
Randolph Mine	WEVA 2010-1014
Red Cedar Surface Mine	WEVA 2009-332
Red Cedar Surface Mine	WEVA 2009-853
Red Cedar Surface Mine	WEVA 2009-854
Republic Energy	WEVA 2008-1331
Republic Energy	WEVA 2008-1843
Republic Energy	WEVA 2009-724
Right Fork Splint	KENT 2010-1043
River Fork Powellton #1	WEVA 2008-1371
River Fork Powellton #1	WEVA 2008-1768
Road Fork #51 Mine	WEVA 2008-1112
Road Fork #51 Mine	WEVA 2009-25
Road Fork #51 Mine	WEVA 2009-334
Road Fork #51 Mine	WEVA 2009-335
Road Fork #51 Mine	WEVA 2009-510
Road Fork #51 Mine	WEVA 2009-687
Road Fork #51 Mine	WEVA 2009-691
Road Fork #51 Mine	WEVA 2009-1065
Road Fork #51 Mine	WEVA 2009-1433
Road Fork #51 Mine	WEVA 2009-1434
Road Fork #51 Mine	WEVA 2009-1533
Road Fork #51 Mine	WEVA 2009-1640
Road Fork #51 Mine	WEVA 2010-890
Roundbottom Powellton Deep Mine	WEVA 2008-409
Roundbottom Powellton Deep Mine	WEVA 2008-1307
Roundbottom Powellton Deep Mine	WEVA 2008-1543
Roundbottom Powellton Deep Mine	WEVA 2008-1703
Roundbottom Powellton Deep Mine	WEVA 2009-96
Roundbottom Powellton Deep Mine	WEVA 2009-621
Roundbottom Powellton Deep Mine	WEVA 2009-711
Roundbottom Powellton Deep Mine	WEVA 2009-782
Roundbottom Powellton Deep Mine	WEVA 2009-783
Roundbottom Powellton Deep Mine	WEVA 2009-1132
Roundbottom Powellton Deep Mine	WEVA 2009-1133
Roundbottom Powellton Deep Mine	WEVA 2009-1337
Roundbottom Powellton Deep Mine	WEVA 2009-1905
Roundbottom Powellton Deep Mine	WEVA 2009-877
Ruby Energy	WEVA 2010-348 thru 2010-352; WEVA 2010-378-R; WEVA 2010-401-R thru 2010-403; WEVA 2010-512-R
Ruby Energy	WEVA 2009-1942
Ruby Energy	WEVA 2008-1756
Ruby Energy	WEVA 2009-86
Ruby Energy	WEVA 2009-87
Ruby Energy	WEVA 2009-88
Ruby Energy	WEVA 2009-89
Ruby Energy	WEVA 2009-90
Ruby Energy	WEVA 2009-402
Ruby Energy	WEVA 2009-403
Ruby Energy	WEVA 2009-404
Ruby Energy	WEVA 2009-696
Ruby Energy	WEVA 2009-697
Ruby Energy	WEVA 2009-698
Ruby Energy	WEVA 2009-764
Ruby Energy	WEVA 2009-821
Ruby Energy	WEVA 2009-1065
Ruby Energy	WEVA 2009-1085
Ruby Energy	WEVA 2009-1086
Ruby Energy	WEVA 2009-1125
Ruby Energy	WEVA 2009-1126
Ruby Energy	WEVA 2009-1353
Ruby Energy	WEVA 2009-1354
Ruby Energy	WEVA 2009-1510
Ruby Energy	WEVA 2009-1511
Ruby Energy	WEVA 2009-1874
Ruby Energy	WEVA 2009-1694
Ruby Energy	WEVA 2010-181
Ruby Energy	WEVA 2010-601
Ruby Energy	WEVA 2010-860
Rum Creek Preparation Plant	WEVA 2008-1097
Rum Creek Preparation Plant	WEVA 2008-1098
Rum Creek Preparation Plant	WEVA 2008-1276
Rum Creek Preparation Plant	WEVA 2008-1647
Rum Creek Preparation Plant	WEVA 2009-121
Rum Creek Preparation Plant	WEVA 2009-690
Rum Creek Preparation Plant	WEVA 2009-672
Rum Creek Preparation Plant	WEVA 2009-1160
Rum Creek Preparation Plant	WEVA 2009-1385
Rum Creek Preparation Plant	WEVA 2009-1386
Rum Creek Preparation Plant	WEVA 2009-1661
Seng Creek Powellton	WEVA 2009-1113
Seng Creek Powellton	WEVA 2009-1589
Seng Creek Powellton	WEVA 2010-731
Shadrick 5 Block	WEVA 2009-1457
Shadrick 5 Block	WEVA 2009-1930
Sidney Coal Company, Inc.	N/A
Sidney Trucking	PIKE-CSI-2009
Slabcamp	WEVA 2009-1460
Slabcamp	WEVA 2009-1459
Slip Ridge Cedar Grove Mine	WEVA 2008-390
Slip Ridge Cedar Grove Mine	WEVA 2008-1093
Slip Ridge Cedar Grove Mine	WEVA 2008-1094
Slip Ridge Cedar Grove Mine	WEVA 2008-1462
Slip Ridge Cedar Grove Mine	WEVA 2008-1587
Slip Ridge Cedar Grove Mine	WEVA 2009-67
Slip Ridge Cedar Grove Mine	WEVA 2009-452
Slip Ridge Cedar Grove Mine	WEVA 2009-629
Slip Ridge Cedar Grove Mine	WEVA 2009-732
Slip Ridge Cedar Grove Mine	WEVA 2009-908
Slip Ridge Cedar Grove Mine	WEVA 2009-909
Slip Ridge Cedar Grove Mine	WEVA 2009-1048
Slip Ridge Cedar Grove Mine	WEVA 2009-1049
Slip Ridge Cedar Grove Mine	WEVA 2009-1318
Slip Ridge Cedar Grove Mine	WEVA 2009-1464
Slip Ridge Cedar Grove Mine	WEVA 2010-1030-D
Superior Surface Mine	WEVA 2008-1617
Superior Surface Mine	WEVA 2008-1773
Superior Surface Mine	WEVA 2008-1431
Superior Surface Mine	WEVA 2008-1774
Superior Surface Mine	WEVA 2009-99
Superior Surface Mine	WEVA 2009-780
Superior Surface Mine	WEVA 2009-936
Taylor Fork Energy	KENT 2007-360
Taylor Fork Energy	KENT 2008-756
Taylor Fork Energy	KENT 2008-1440
Taylor Fork Energy	KENT 2009-111
Taylor Fork Energy	KENT 2009-685
Taylor Fork Energy	KENT 2009-902
Taylor Fork Energy	KENT 2009-1034
Taylor Fork Energy	KENT 2009-1147
Taylor Fork Energy	KENT 2009-1500
Taylor Fork Energy	KENT 2010-180
Taylor Fork Energy	KENT 2010-53
Taylor Fork Energy	KENT 2010-52
Taylor Fork Energy	KENT 2010-314
Taylor Fork Energy	KENT 2010-448
Taylor Fork Energy	KENT 2010-554
Taylor Fork Energy	KENT 2010-772
Taylor Fork Energy	KENT 2010-915
Taylor Fork Energy	KENT 2010-1171
Taylor Fork Energy	KENT 2010-1039
Taylor Fork Energy	KENT 2009-1424
Tiller No 1	VA 2008-215
Tiller No 1	VA 2008-435-R & VA 2009-62
Tiller No 1	VA 2008-434-R & VA 2008-436-R
Tiller No 1	VA 2008-437-R & VA 2008-439-R
Tiller No 1	VA 2009-342
Tiller No 1	VA 2010-16
Tiller No 1	VA 2010-56
Tiller No 1	VA 2010-121
Tiller No 1	VA 2010-166
Tiller No 1	VA 2010-212
Tiller No 1	VA 2010-255/256
Tiller No 1	VA 2010-257
Tiller No 1	VA 2010-354
Tiller No 1	VA 2010-355
Tiller No 1	VA 2009-26
Tiller No 1	VA 2009-27
Tiller No 1	VA 2009-128
Tiller No 1	VA 2009-140
Tiller No 1	VA 2009-169
Tiller No 1	VA 2009-354
Tiller No 1	VA 2008-400
Tiller No 1	VA 2008-440/441
Tiller No 1	VA 2009-101
Tiller No 1	VA 2008-359
Tiller No 1	VA 2009-195
Tiller No 1	VA 2008-76
Tiller No 1	VA 2009-417
Tiller No 1	KENT 2009-1465
Tower Mountain	WEVA 2009-123
Tower Mountain	WEVA 2009-124
Tower Mountain	WEVA 2009-832
Tower Mountain	WEVA 2009-202
Tower Mountain	WEVA 2009-203
Triumph Mine	KENT 2010-487
Triumph Mine	KENT 2010-486
Triumph Mine	KENT 2010-778
Triumph Mine	KENT 2010-926
Triumph Mine	KENT 2010-1046
Triumph Mine	KENT 2009-1288
Upper Big Branch Mine-South	WEVA2007-608
Upper Big Branch Mine-South	WEVA2007-608
Upper Big Branch Mine-South	WEVA 2007-460
Upper Big Branch Mine-South	WEVA 2007-470
Upper Big Branch Mine-South	WEVA 2007-576
Upper Big Branch Mine-South	WEVA 2007-608
Upper Big Branch Mine-South	WEVA 2007-672
Upper Big Branch Mine-South	WEVA 2007-767
Upper Big Branch Mine-South	WEVA 2008-249
Upper Big Branch Mine-South	WEVA 2008-887
Upper Big Branch Mine-South	WEVA 2008-888
Upper Big Branch Mine-South	WEVA 2008-889
Upper Big Branch Mine-South	WEVA 2008-890
Upper Big Branch Mine-South	WEVA 2008-891
Upper Big Branch Mine-South	WEVA 2008-892
Upper Big Branch Mine-South	WEVA 2008-1825
Upper Big Branch Mine-South	WEVA 2009-129
Upper Big Branch Mine-South	WEVA 2009-281
Upper Big Branch Mine-South	WEVA 2009-282
Upper Big Branch Mine-South	WEVA 2009-283
Upper Big Branch Mine-South	WEVA 2009-370
Upper Big Branch Mine-South	WEVA 2009-831
Upper Big Branch Mine-South	WEVA 2009-1129
Upper Big Branch Mine-South	WEVA 2009-1130
Upper Big Branch Mine-South	WEVA 2009-1375
Upper Big Branch Mine-South	WEVA 2009-1928
Upper Big Branch Mine-South	WEVA 2009-1929
Upper Big Branch Mine-South	WEVA 2009-1839
Upper Big Branch Mine-South	WEVA 2009-1840
Upper Big Branch Mine-South	WEVA 2010-64
Upper Big Branch Mine-South	WEVA 2010-65
Upper Big Branch Mine-South	WEVA 2010-195
Upper Big Branch Mine-South	WEVA 2010-206
Upper Big Branch Mine-South	WEVA 2010-207
Upper Big Branch Mine-South	WEVA 2010-318
Upper Big Branch Mine-South	WEVA 2010-319
Upper Big Branch Mine-South	WEVA 2010-535
Upper Big Branch Mine-South	WEVA 2010-626
Upper Big Branch Mine-South	WEVA 2010-728
Upper Big Branch Mine-South	WEVA 2010-729
Upper Big Branch Mine-South	WEVA 2010-869
Upper Big Branch Mine-South	WEVA 2010-902
Upper Big Branch Mine-South	WEVA 2010-903
Upper Big Branch Mine-South	WEVA 2010-941
Upper Big Branch Mine-South	WEVA 2010-978
Upper Big Branch Mine-South	WEVA 2010-979
Upper Big Branch Mine-South	WEVA 2010-1080-R; WEVA 2010-1249-R thru 2010-1279-R
Upper Big Branch Mine-South	WEVA 2010-1190-R
Upper Big Branch Raw Coal Facility	WEVA 2008-887
Voyager #7	KENT 2010-60
Voyager #7	KENT 2010-200
West Cazy Surface Mine	WEVA 2008-848
West Cazy Surface Mine	WEVA 2009-267
White Buck No 2	WEVA 2008-606
White Buck No 2	WEVA 2008-1645
White Buck No 2	WEVA 2009-1908
White Cabin #7	KENT 2010-54
White Queen	WEVA 2008-386
White Queen	WEVA 2008-1466
White Queen	WEVA 2009-626
White Queen	WEVA 2009-1045
White Queen	WEVA 2009-902
Winifrede #1 Mine	WEVA 2008-79
Winifrede #1 Mine	WEVA 2008-1651

N/A - Docket number has not yet been assigned